Exhibit 10.1

     SECOND AMENDMENT
    TO
    LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of February 2, 2015, by and between SQUARE 1 BANK (“Bank”) and MARINUS PHARMACEUTICALS, INC.  (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 2, 2014 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 2.1(c)(ii) of the Agreement is hereby amended and restated, as follows:

(ii) Credit Card Services.  Subject to and upon the terms and conditions of this Agreement, Borrower may request corporate credit card services from Bank (the “Credit Card Services”). The aggregate limit of the corporate credit cards shall not exceed the Credit Card Line.  The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of Bank’s standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute.

2)	The following defined terms in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Credit Card Line” means a Credit Extension of up to $265,000, to be used exclusively for the provision of Credit Card Services.

 “Credit Card Maturity Date” means February 1, 2016.

3)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

Marinus Pharmaceuticals – 2nd Amendment to LSA

Exhibit 10.1

5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)	this Amendment, duly executed by Borrower;
b)	an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
c)

payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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Marinus Pharmaceuticals – 2nd Amendment to LSA

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

/
MARINUS PHARMACEUTICALS, INC.	Square 1 Bank
By: _/s/ Edward F. Smith_____________	By: _/s/ Evan Travis__________________
Name: _Edward F. Smith______________ Title: __CFO_______________________	Name: _Evan Travis__________________ Title: ___VP________________________

[Signature Page to Second Amendment to Loan and Security Agreement]

Marinus Pharmaceuticals – 2nd Amendment to LSA